SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 15, 2004
                                                          -------------


                         Progenics Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                  000-23143                 13-3379479
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  (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)



 777 Old Saw Mill River Road, Tarrytown, New York                10591
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 (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit 99.1       Description
                        Press Release dated July 15, 2004 (filed herewith).


Item 9.  Regulation FD Disclosure.

     On July 15, 2004, Progenics Pharmaceuticals, Inc. announced encouraging preliminary results with a novel HIV/AIDS vaccine. Laboratory tests in animals showed that the vaccine induced the production of anti-HIV antibodies. The Company presented these findings today at the XV International AIDS Conference in Bangkok. The research, a collaborative effort between Progenics and Weill Medical College, is funded by a $28.6 million contract awarded to Progenics by the National Institutes of Health, an agency of the Department of Health and Human Services. A copy of the press release is attached as Exhibit 99.1.

     The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PROGENICS PHARMACEUTICALS, INC.


                                               By: /s/ Robert A. McKinney
                                                   -----------------------------
                                                       Robert A. McKinney
                                                       Vice President
                                                       Finance & Operations
                                                       Acting Secretary

Date: July 15, 2004